EXHIBIT 10.74

MASTER LEASE NO. 1 PARTIAL LEASE TERMINATION AGREEMENT (IN-4620)

BY AND AMONG

KINDRED HEALTHCARE, INC.

(f/k/a Vencor, Inc.),

KINDRED HEALTHCARE OPERATING, INC.

(f/k/a Vencor Operating, Inc.),

AND

VENTAS REALTY, LIMITED PARTNERSHIP

MASTER LEASE NO. 1 PARTIAL LEASE TERMINATION AGREEMENT (IN-4620)

THIS MASTER LEASE NO. 1 PARTIAL LEASE TERMINATION AGREEMENT (IN-4620) (hereinafter this “Agreement”) is dated as of the 22nd day of December, 2004, and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, “Lessor”), having an office at 10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. Lessor and Tenant entered into a certain Amended and Restated Master Lease Agreement No. 1 dated as of April 20, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the “Lease”), demising to Tenant certain properties.

B. Lessor and Tenant entered into an Agreement for Sale of Real Estate and Master Lease Amendment (IN-4620) dated as of the date hereof (the “Sale/Amendment Agreement”).

C. Pursuant to the Sale/Amendment Agreement, Lessor and Tenant desire to terminate the Lease as it applies to certain of the Leased Properties demised pursuant to the Lease, on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

2. Partial Lease Termination. Effective as of the date hereof, the Lease shall terminate with respect to the Leased Property described on Exhibit A attached to and made a part of this Agreement in accordance with the terms of Section 40.16 of the Lease, and Tenant shall remain obligated to perform all of its indemnification obligations and other liabilities and obligations under the Lease that survive such termination in accordance with the terms of such Section 40.16, Section 24.1 of the Lease and any other applicable provisions of the Lease.

3. Termination Fee. Simultaneously with Lessor’s and Tenant’s entry into this Agreement, Tenant shall pay to Lessor, by wire transfer of immediately available funds to such wire transfer account(s) as Lessor may specify in writing, the sum of One Hundred Thousand and No/100 Dollars ($100,000.00) in consideration of Lessor’s agreement to terminate the Lease as it applies to the Leased Property referenced in Paragraph 2 above.

4. No Other Amendments. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

5. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

6. Integrated Agreement; Modifications; Waivers. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

7. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

8. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

9. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

10. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

TENANT:

KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor, Inc.

By:		/s/ Joseph L. Landenwich
Name:		Joseph L. Landenwich
Its:		Senior Vice President of Corporate Legal Affairs and Corporate Secretary

TENANT:

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc.

By:		/s/ Joseph L. Landenwich
Name:		Joseph L. Landenwich
Its:		Senior Vice President of Corporate Legal Affairs and Corporate Secretary

LESSOR:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:		Ventas, Inc., a Delaware corporation, its general partner

	By:	/s/ T. Richard Riney
T. Richard Riney, Executive Vice President, General Counsel and Secretary

Acknowledgments

STATE OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

This 21st day of December, 2004, personally came before me Deborah L. Stemmle, a Notary Public in and for said County and State, Joseph L. Landenwich, who being by me duly sworn, says that he is the Senior Vice President of Corporate Legal Affairs and Corporate Secretary of KINDRED HEALTHCARE, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said Joseph L. Landenwich acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 21st day of December, 2004.

/s/ Deborah L. Stemmle
Notary Public

My Commission Expires:

May 22, 2005

[Notarial Stamp/Seal]

STATE OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

This 21st day of December, 2004, personally came before me Deborah L. Stemmle, a Notary Public in and for said County and State, Joseph L. Landenwich, who being by me duly sworn, says that he is the Senior Vice President of Corporate Legal Affairs and Corporate Secretary of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said Joseph L. Landenwich acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 21st day of December, 2004.

/s/ Deborah L. Stemmle
Notary Public

My Commission Expires:

May 22, 2005

[Notarial Stamp/Seal]

STATE OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

This 20th day of December, 2004, personally came before me Barbara F. Thompson, a Notary Public in and for said County and State, T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given, in its aforesaid general partner capacity on behalf of the aforesaid limited partnership. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation, acting in such general partner capacity.

WITNESS my hand and notarial stamp/seal this 20th day of December, 2004.

/s/ Barbara F. Thompson
Notary Public

My Commission Expires:

December 9, 2006

[Notarial Stamp/Seal]

CONSENT

The undersigned hereby consents to the terms of the foregoing instrument.

JPMORGAN CHASE BANK (formerly THE CHASE MANHATTAN BANK, successor by merger to MORGAN GUARANTY TRUST COMPANY OF NEW YORK), as administrative agent and Collateral Agent under that certain $300,000,000 Amended and Restated Credit Agreement, dated as of June 28, 2004

By:	/s/ Dawn L. Lee Lum
Name:	Dawn L. Lee Lum
Title:	Vice President

STATE OF NEW YORK	)
)
COUNTY OF NEW YORK	)

This 20th day of December, 2004, personally came before me Edeline C. Adderley, a Notary Public in and for said County and State, Dawn L. Lee Lum, who being by me duly sworn, says that he is the Vice President of JPMORGAN CHASE BANK, a NATIONAL ASSOCIATION corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said Vice President acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 20th day of December, 2004.

/s/ Edeline C. Adderley
Notary Public

My Commission Expires:

September 3, 2006

[Notarial Stamp/Seal]

Exhibit A

Terminated Leased Properties

Master Lease No. 1

1. LaGrange Community Hospital	- IN-4620